OTHER PAYABLES AND ACCRUALS (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Accrued employee benefits	$ 24		$ 17
Deposits from suppliers	33		47
Other payables	110		91
Other payables and accruals	$ 167	[1]	$ 155	[1]

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).